UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
May 7, 2012

WESTINGHOUSE SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33695	90-0181035
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1475 S. Bascom Ave. Suite 101
Campbell, CA  95008
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(408) 402-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Westinghouse Solar, Inc., a Delaware corporation (“Westinghouse Solar” or the “Company”), entered into an Agreement and Plan of Merger dated as of May 7, 2012 (the “Merger Agreement”) with CBD Energy Limited, an Australian corporation (“CBD”), and CBD-WS Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of CBD (“Merger Sub”). Under the terms of the Merger Agreement, Merger Sub will be merged with and into the Company, with the Company to be the surviving corporation (the “Surviving Corporation”) and a wholly-owned subsidiary of CBD (the “Merger”).

Upon the terms and subject to the conditions of the Merger Agreement, at the effective time of closing, each issued and outstanding share of common stock of the Company (the “Company Common Stock”) will be converted into and become the right to receive a number of shares of common stock of CBD (the “CBD Common Shares”) based upon an exchange ratio determined as provided in the Merger Agreement, and each issued and outstanding share of Series B preferred stock of the Company (the “Company Series B Preferred Stock”) will be converted into and become the right to receive one share of Series A Preferred stock of CBD (the “CBD Series A Preferred Stock”), with rights as set forth in Exhibit E to the Merger Agreement (and included in Exhibit 2.1 to this Current Report on Form 8-K).  The CBD Series A Preferred Stock will have generally comparable rights, liquidation preferences and conversion terms as are currently applicable with respect to the Company Series B Preferred Stock, and will be convertible into CBD Common Shares based on the exchange ratio and on the conversion price of the Company Series B Preferred Stock, as adjusted through the effective time of the Merger.  In addition, unless previously cancelled, exchanged or terminated, any stock options and warrants to purchase Company Common Stock outstanding at the effective time of the Merger will remain outstanding following the Merger and will thereafter be exercisable for CBD Common Shares, in accordance with their terms.

As of the signing date, the exchange ratio represents approximately 3.7 CBD Common Shares for each share of Company Common Stock.  On an as-converted basis, the holders of Company Common Stock and Company Series B Preferred Stock would collectively hold approximately 15% of the outstanding CBD Common Shares, calculated as if the Merger was consummated on the signing date. The Merger will not qualify as a “tax free reorganization” for U.S. federal income tax purposes.  CBD plans to apply for listing on the Nasdaq Stock Market, with listing to be effective on or before consummation of the Merger.

Upon the unanimous recommendation of a special committee of the Board of Directors of the Company (the “Special Committee”) comprised entirely of independent and disinterested directors, the Board of Directors of the Company approved the Merger Agreement. Cantor Fitzgerald & Co. (“CF&Co.”) was engaged to serve as financial advisor and provided a fairness opinion to the Company’s Board of Directors in conjunction with the Merger Agreement.

Completion of the Merger is subject to customary conditions, including (i) the adoption of the Merger Agreement by the required vote of the holders of outstanding Company Common Stock, (ii) the Securities and Exchange Commission (the “SEC”) has declared effective a Registration Statement registering the CBD Common Shares under the Securities Act of 1933, as amended, (iii) the approval and adoption by the holders of outstanding CBD Common Shares of the Merger Agreement and the issuance of additional CBD Common Shares as consideration in the Merger, and (iv) the approval by the Australian Securities Exchange (the “ASX”) and the holders of outstanding CBD Common Shares of the delisting of the CBD Common Shares from the ASX.  In conjunction with the execution of the Merger Agreement, the holders of a majority of the outstanding Company Series B Preferred Stock entered into a Waiver and Agreement in substantially the form attached as Exhibit D to the Merger Agreement (and included in Exhibit 2.1 to this Current Report on Form 8-K).

The Merger Agreement contains representations, warranties and covenants of the parties customary for transactions of this type. The Company has also agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire the Company, and has agreed to certain restrictions on its ability to respond to such proposals, subject to the fulfillment of certain fiduciary requirements of the Company’s Board of Directors. The Merger Agreement also contains customary termination provisions for the Company and CBD, and provides that, in connection with termination of the Merger Agreement under specified circumstances, generally involving competing transactions or a change in the recommendation of the Company’s Board of Directors in favor of the Merger, the Company may be required to pay CBD a termination fee equal to the greater of (i) $500,000 and (ii) the amount of expenses that CBD has incurred in connection with the Merger, including legal and financial advisor fees.  In addition, failure of the Company stockholders to approve and adopt the Merger Agreement at a Company meeting of stockholders may require the Company to pay CBD the same termination fee.

Under the terms of the Merger Agreement, during the period between the signing of the Merger Agreement and the closing of the Merger, the Company has agreed to continue to carry on its business in the ordinary course, and to manage its business in accordance with an interim operating plan mutually agreed upon between the Company and CBD.  CBD has appointed a liaison officer to assist in the management of the business of the Company until the closing of the Merger, and CBD has agreed to provide capital funding support to the Company if necessary, and subject to conditions and limitations as provided in the Merger Agreement.

The Merger Agreement is attached to this Current Report on Form 8-K to provide the Company’s stockholders with information regarding the terms of the proposed Merger, and is not intended to otherwise modify or supersede any factual disclosures about the Company or CBD in the Company’s public reports filed with the SEC. In particular, the Merger Agreement and this summary of terms are not intended to be, and should not be relied upon as, disclosures regarding any facts or circumstances relating to the Company or CBD. The representations and warranties have been negotiated with the principal purpose of (i) establishing the circumstances under which the parties may have a right to terminate the Merger Agreement, and (ii) allocating risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from that generally applicable under the federal securities laws.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete, and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated in this report by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2012, effective upon execution of the Merger Agreement, the employment of Barry Cinnamon by the Company was terminated, and he ceased to hold the offices of chief executive officer, president and secretary, and no longer served as chairman of the Board of Directors.  On May 8, 2012, Mr. Cinnamon resigned as a director.

On May 7, 2012, effective upon the execution of the Merger Agreement, Margaret Randazzo was appointed as the Company’s interim chief executive officer, president, and secretary.  She also continues in her capacity as the chief financial officer.

In connection with her appointment as the Company’s interim CEO, the Company and Ms. Randazzo have entered into an employment agreement pursuant to which the Company will pay Ms. Randazzo an annual gross salary of $225,000 until December 31, 2012 or the earlier closing of the Merger, upon which a reasonably acceptable successor position will be agreed upon between the parties, with a salary of not less than $225,000 on an annual basis, and a target bonus not less than 45% of the base salary.  In addition to Ms. Randazzo’s salary as interim CEO, she will also be eligible to participate in the Company’s bonus program (with a target bonus of $100,000, of which 50% will be payable in stock of the Company or a successor employer (valued at the VWAP (Volume Weighted Average Price) for the 10 trading days preceding the consummation of the Merger) and 50% will be payable in cash in the last payroll distribution of December 2012), plus health and other benefits programs.

Upon the Merger, Ms. Randazzo will also be granted restricted shares of CBD stock, in accordance with CBD’s equity compensation plans and standard forms of agreement, having a market value on the date of consummation of the Merger of $150,000, subject to vesting over 3 years if Ms. Randazzo remains employed by CBD or an affiliate of CBD.  In addition, Mr. Randazzo is entitled to a severance package consisting of two years of salary continuation and benefits, in the event her employment is involuntarily terminated without cause, as defined in her employment agreement.

Ms. Randazzo became the Company’s chief financial officer in December of 2009 after serving as the Company’s controller since the end of 2008. Ms. Randazzo began her career as a manager in the Audit and Business Advisory Division of Arthur Andersen LLP in Dallas. In 1996, she joined the Fort Worth Star-Telegram as a financial planning manager and in 1998, was named vice president and chief financial officer of the Star-Telegram. In 2001, Ms. Randazzo joined the Star-Telegram's corporate parent, Knight Ridder, and held positions of increasing responsibility at the company, including vice president and controller and special assistant to the president. In 2006, upon the McClatchy Company’s acquisition of Knight Ridder, Ms. Randazzo was named president and publisher of The Modesto Bee and had oversight of the Merced Sun-Star. Ms. Randazzo earned a bachelor's of business administration degree in accounting from the University of Oklahoma and is a certified public accountant in the state of Texas.

Item 8.01.                      Other Events.

On May 8, 2012, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Current Report on Form 8-K, announcing the execution of the Merger Agreement, and other matters.

Item 9.01             Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 7, 2012, by and among Westinghouse Solar, Inc., CBD Energy Limited and CBD-WS Merger Sub, Inc.

99.1	Press Release dated May 8, 2012 announcing the signing of the Merger Agreement with CBD Energy Limited, and other matters.

NOTICES

Statement Regarding Additional Information That Will Become Available

This Current Report on Form 8-K is being made in respect of a proposed merger involving Westinghouse Solar, Inc. (“Westinghouse Solar”) and CBD Energy Limited (“CBD”).  In connection with the proposed transaction, CBD and Westinghouse Solar will file with the SEC a Registration Statement on Form F-4 containing a proxy statement/prospectus, and each of CBD and Westinghouse Solar may file with the SEC other documents regarding the proposed transaction.  CBD will provide disclosure and arrange for solicitation of the votes of its shareholders in accordance with Australian regulations. Such documents are not currently available.  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER FILED DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain a copy of the proxy statement/prospectus (when available) and other documents filed with the SEC by CBD and Westinghouse Solar free of charge at the SEC’s website at www.sec.gov.  Investors and security holders may also obtain copies of the proxy statement/prospectus (when available) and other documents filed with the SEC by Westinghouse Solar free of charge from Westinghouse Solar by directing a request to Westinghouse Solar, Attention: Margaret Randazzo, (408) 402-9400, or by going to Westinghouse Solar’s website at www.westinghousesolar.com.

Westinghouse Solar and CBD, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information regarding Westinghouse Solar’s directors and executive officers is contained in its annual report on Form 10-K, filed with the SEC on March 16, 2012, and amendment on Form 10-K/A, filed with the SEC on March 26, 2012.  Information regarding CBD’s directors and executive officers is contained in CBD’s statement on Schedule 13D, filed with the SEC on January 9, 2012.  Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC (when available).

Forward-Looking And Cautionary Statements – Safe Harbor

Except for the historical information presented herein, matters discussed herein may constitute forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. Statements that are not historical facts, including statements preceded by, followed by, or that include the words “future,” “anticipate,” “potential,” “believe” or similar statements are forward-looking statements. Risks and uncertainties include difficulties, delays, unexpected costs or the inability to consummate the proposed business combination with CBD and other transactions referred to in this Current report on Form 8-K; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, business partners or governmental entities; risks associated with the inherent uncertainty of future financial results, additional capital financing requirements, and development of new products by the Company or the Company competitors and those risks described in the documents we file with the SEC.  The information contained herein is as of May 8, 2012. The Company disclaims any intent or obligation to update any forward-looking statements as a result of developments occurring after the period covered by this report or otherwise, except as expressly required by law. Copies of Westinghouse Solar’s public disclosure filings are available from its investor relations department.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 8, 2012

WESTINGHOUSE SOLAR, INC.

By: /s/ Margaret R. Randazzo
Margaret R. Randazzo,
Interim Chief Executive Officer